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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)

             February 18, 1999                 (February 18, 1999)
             -----------------                 -------------------

                      NATIONWIDE HEALTH PROPERTIES, INC.
                      ----------------------------------
              (Exact name of registrant as specified in charter)

        Maryland                       1-9028                95-3997619
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(State or other jurisdiction   (Commission file number)    (IRS employer
 of incorporation)                                          identification
                                                            number)

      610 Newport Center Drive, Suite 1150, Newport Beach, CA 92660-6429
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                   (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                (949) 718-4400
                                --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

    On January 25, 1999, Nationwide Health Properties, Inc. (the "Company") issued a press release relating to its year-end financial results, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         Exhibit No.
         -----------
             1.1       Distribution Agreement, dated February 18, 1999
            99.1       Press Release


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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NATIONWIDE HEALTH PROPERTIES, INC.

Date:  February 18, 1999                   By:  /s/ MARK L. DESMOND
                                                -----------------------------
                                           Name:  Mark L. Desmond
                                           Title: Senior Vice President and
                                                  Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit         Description

Exhibit 1.1     Distribution Agreement, dated February 18, 1999

Exhibit 99.1    Press Release